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                                                                    Exhibit 10.3


                                CHICO'S FAS, INC.
                      2002 OMNIBUS STOCK AND INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT

  CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANING GIVEN SUCH TERMS IN THE
            CHICO'S FAS, INC. 2002 OMNIBUS STOCK AND INCENTIVE PLAN.

         This Restricted Stock Agreement (the "Agreement") is dated as of January 31, 2005 (the "Grant Date"), and is entered into between Chico's FAS, Inc., a Florida corporation (the "Company"), and ____________________ (the "Employee").

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") is authorized to make grants of Restricted Stock under the Company's 2002 Omnibus Stock and Incentive Plan, as amended (the "Plan");

         WHEREAS, on or about January 28, 2005, the Committee approved the grant, pursuant to the Plan, Restricted Stock to the Employee on the Grant Date provided that the Employee continued to be employed as an employee of the Company on the Grant Date;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth below, the parties hereto agree as follows:

         1. GRANT OF RESTRICTED STOCK. The Company hereby grants to the Employee all rights, title and interest in the record and beneficial ownership of _______________(###,###) shares of common stock, $.01 par value per share, of the Company ("Common Stock") subject to the conditions described in Paragraphs 5 and 6 as well as the other provisions of this Restricted Stock Agreement (the "Restricted Stock"). The Restricted Stock is granted pursuant to and to implement in part the Chico's FAS, Inc. 2002 Omnibus Stock and Incentive Plan (as amended and in effect from time to time, the "Plan") and is subject to the provisions of the Plan, which is hereby incorporated herein and is made a part hereof, as well as the provisions of this Restricted Stock Agreement. The Employee agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan and this Restricted Stock Agreement. All capitalized terms have the meanings set forth in the Plan unless otherwise specifically provided in this Restricted Stock Agreement. All references to specified paragraphs pertain to paragraphs of this Restricted Stock Agreement unless otherwise specifically provided.

         2. NO TRANSFER OF UNVESTED SHARES. During the period that any shares of Restricted Stock are unvested as set forth in Paragraphs 3, 4, 5 and 6, such unvested shares shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, other than by will, the laws of descent and distribution, by qualified domestic relations order or as expressly provided for in Paragraph 3. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of the Employee.

         3. CUSTODY OF RESTRICTED STOCK. The shares of Restricted Stock will be issued in the name of the Employee and deposited with the Plan Administrator as escrow agent (the "Escrow Agent") together with a stock power endorsed in blank by the Employee, and will not



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be sold, assigned, transferred, pledged or otherwise disposed of or encumbered unless and until the expiration of the Restriction Period set forth in Paragraph 5 and satisfaction of the vesting conditions set forth in Paragraph 5 or the occurrence of any of the events contemplated by Paragraphs 6(b), 6(c) , 6(d) or 6(e). Notwithstanding the foregoing, while such restrictions remain in effect, the Employee may transfer the shares of Restricted Stock to a trust created by such Employee for the benefit of the Employee and the Employee's family as part of the Employee's estate planning program, provided that prior to any such transfer, (a) the Employee must submit to the Company a legal opinion of the Employee's counsel, satisfactory to the Committee, that the transfer to such trust and the holdings of the shares of Restricted Stock by such trust shall have no adverse tax or securities law consequences for the Company and (b) the trust must execute and deliver to the Company a joinder to this Agreement, satisfactory to the Committee, which shall, among other things, acknowledge the terms of the grant of the Restricted Stock and the restrictions on transfer of the shares of Restricted Stock imposed and established pursuant to the terms of this Agreement and the Plan and the trust must continue the deposit of the shares of Restricted Stock with the Escrow Agent and deposit with the Escrow Agent a stock power endorsed in blank by the trustee on behalf of the trust. The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the shares of Restricted Stock or otherwise reflect in its records the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such shares of Restricted Stock will not be delivered by the Escrow Agent to the Employee unless and until the shares of Restricted Stock have vested and all other terms and conditions in this Agreement and the Plan have been satisfied.


         4. RISK OF FORFEITURE. Subject to Paragraphs 6(b), 6(c), 6(d) and 6(e), should the Employee's employment (defined below) with Company and each subsidiary (as the term "subsidiary" is defined in the Plan) terminate prior to the end of the Restriction Period set forth in Paragraph 5, the Employee shall forfeit the right to receive the Restricted Stock that would otherwise have vested at the end of the Restriction Period. The Employee hereby appoints the Escrow Agent with full power of substitution, as the Employee's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Employee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested shares of Restricted Stock to the Company upon such forfeiture.


         5. VESTING DATES. Subject to Paragraph 6, the restrictions applicable to the Restricted Stock will lapse as to 100% of the Restricted Stock three years after the Grant Date (with the period from the Grant Date through the date which is three years after the Grant Date being referred to herein as the "Restriction Period"). The table below sets forth such lapse date for the Restricted Stock:


    NUMBER OF SHARES
       OF COMMON                DATE RESTRICTIONS
         STOCK                        LAPSE
-------------------------- -------------------------
        ________                January 31, 2008



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         6. TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL. Voluntary or
involuntary termination of employment, retirement, death or disability of the Employee, or occurrence of a Change in Control, shall affect the Employee's rights under this Restricted Stock Agreement as follows:


            a. Voluntary Termination or Termination for Cause. If, other than as specified below, the Employee voluntarily terminates employment (defined below) or if the Employee's employment is terminated by the Company for cause prior to the last day of the Restriction Period, then the Employee shall forfeit the right to receive all shares of Restricted Stock.


            b. Termination Without Cause. If, other than as specified below, the Employee's employment is terminated by the Company without cause prior to the last day of the Restriction Period, then immediately such number of shares of nonvested Restricted Stock equal to the Accelerated Portion shall fully vest, all restrictions (other than those described in Paragraph 10) applicable to the Accelerated Portion of the nonvested Restricted Stock shall terminate, the Company shall release from escrow or trust and shall issue and deliver to the Employee a certificate or certificates for the Accelerated Portion of the nonvested Restricted Stock and the Employee shall forfeit the right to receive all shares of the nonvested Restricted Stock in excess of the Accelerated Portion. For these purposes, the "Accelerated Portion" shall be equal to the number of shares which is the product of (i) a fraction, the numerator of which is the number of completed months elapsed beginning on the Grant Date and ending on the date of termination of employment and the denominator of which is the total number of months in the Restriction Period, multiplied by (ii) the total number of shares of nonvested Restricted Stock immediately prior to the date of termination of employment.


            c. Change in Control. If a Change in Control shall occur, then immediately all nonvested Restricted Stock shall fully vest, all restrictions (other than those described in Paragraph 10) applicable to such Restricted Stock shall terminate and the Company shall release from escrow or trust and shall issue and deliver to the Employee a certificate or certificates for all shares of Restricted Stock.


            d. Death or Disability. If the Employee's employment is terminated by death or disability, then immediately all nonvested Restricted Stock shall fully vest, all restrictions (other than described in Paragraph 10) applicable to Restricted Stock shall terminate and the Company shall release from escrow or trust and shall issue and deliver to the Employee, or in the case of death, to the person or persons to whom the Employee's rights under this Restricted Stock Agreement shall pass by will or by the applicable laws of descent and distribution, or in the case of Disability, to the Employee's personal representative, a certificate or certificates for all Restricted Stock.


            e. Retirement. If the Employee's employment is terminated by retirement prior to the last day of the Restriction Period, then immediately such number of shares of nonvested Restricted Stock equal to the Accelerated Portion shall fully vest, all restrictions (other than those described in Paragraph 10) applicable to the Accelerated Portion of the nonvested Restricted Stock shall terminate, the Company shall release from escrow or trust and shall issue

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and deliver to the Employee a certificate or certificates for the Accelerated
Portion of the nonvested Restricted Stock and the Employee shall forfeit the right to receive all shares of the nonvested Restricted Stock in excess of the Accelerated Portion. For these purposes, the "Accelerated Portion" shall be equal to the number of shares which is the product of (i) a fraction, the numerator of which is the number of completed months elapsed beginning on the Grant Date and ending on the date of termination of employment and the denominator of which is the total number of months in the Restriction Period, multiplied by (ii) the total number of shares of nonvested Restricted Stock immediately prior to the date of termination of employment. For these purposes, the Employee's employment will be considered to be terminated by "retirement" if the Employee has (i) reached age 55, and, (ii) the Employee's combined age and years of service with the Company is equal to 65 or greater.



            f. Definition of Employment. For purposes of this Restricted Stock Agreement, "employment" means employment by the Company or a subsidiary. In this regard, neither the transfer of the Employee from employment by the Company to employment by a subsidiary nor the transfer of the Employee from employment by a subsidiary to employment by the Company nor the transfer of the Employee from employment by a subsidiary to employment by another subsidiary shall be deemed to be a termination of employment of the Employee. Moreover, the employment of the Employee shall not be deemed to have been terminated because of absence from active employment on account of temporary illness or during authorized vacation or during temporary leaves of absence from active employment granted by the Company or a subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Employee returns to active employment within 90 days after the termination of military leave, or during any period required to be treated as a leave of absence by virtue of any valid law or agreement. The Plan Administrator's determination in good faith regarding whether a termination of employment of any type or Disability has occurred shall be conclusive and determinative.


         7. OWNERSHIP RIGHTS. Subject to the restrictions set forth herein and subject to Paragraph 9, the Employee is entitled to all voting and ownership rights applicable to the Restricted Stock, including the right to receive any dividends that may be paid on Restricted Stock, whether or not vested.


         8. REORGANIZATION OF COMPANY AND SUBSIDIARIES. The existence of this Restricted Stock Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Restricted Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


         9. ADJUSTMENT OF SHARES. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving the Company ("Recapitalization Events"), then for all purposes

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references herein to Common Stock or to Restricted Stock shall mean and include all securities or other property (other than cash) that holders of Common Stock of the Company are entitled to receive in respect of Common Stock by reason of each successive Recapitalization Event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying Restricted Stock.

         10. CERTAIN RESTRICTIONS. By accepting the Restricted Stock, the Employee agrees that if at the time of delivery of certificates for shares of Restricted Stock issued hereunder any sale of such shares is not covered by an effective registration statement filed under the Securities Act of 1933 (the "Act"), the Employee will acquire the Restricted Stock for the Employee's own account and without a view to resale or distribution in violation of the Act or any other securities law, and upon any such acquisition the Employee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with the Act or any other securities law or with this Restricted Stock Agreement.

         11. AMENDMENT AND TERMINATION. No amendment or termination of this Restricted Stock Agreement which would impair the rights of the Employee shall be made by the Board, the Committee or the Plan Administrator at any time without the written consent of the Employee. No amendment or termination of the Plan will adversely affect the right, title and interest of the Employee under this Restricted Stock Agreement or to Restricted Stock granted hereunder without the written consent of the Employee.


         12. NO GUARANTEE OF EMPLOYMENT. This Restricted Stock Agreement shall not confer upon the Employee any right with respect to continuance of employment or other service with the Company or any subsidiary, nor shall it interfere in any way with any right the Company or any subsidiary would otherwise have to terminate such Employee's employment or other service at any time.


         13. WITHHOLDING OF TAXES. The Company shall have the right to (i) make deductions from the number of shares of Restricted Stock otherwise deliverable upon satisfaction of the conditions precedent under this Restricted Stock Agreement (and other amounts payable under this Restricted Stock Agreement) in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.


         14. NO GUARANTEE OF TAX CONSEQUENCES. Neither the Company nor any subsidiary nor the Plan Administrator makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Restricted Stock Agreement.


         15. SEVERABILITY. In the event that any provision of this Restricted Stock Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of this Restricted Stock Agreement and this Restricted Stock Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.


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         16. GOVERNING LAW. The Restricted Stock Agreement shall be construed in accordance with the laws of the State of Florida to the extent federal law does not supersede and preempt Florida law.


         17. MISCELLANEOUS PROVISIONS.

            (a) Not a Part of Salary. The grant of an Award under the Plan is not intended to be a part of the salary of the Employee.

            (b) Conflicts With Any Employment Agreement. If the Employee has an employment agreement with the Company or any of its subsidiaries which contains different or additional provisions relating to vesting of restricted stock awards, or otherwise conflicts with the terms of this Restricted Stock Agreement, the provisions of the employment agreement shall govern.

            (c) Electronic Delivery and Signatures. The Employee hereby consents and agrees to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. If the Company establishes procedures for an electronic signature system for delivery and acceptance of Plan documents (including documents relating to any programs adopted under the Plan), the Employee hereby consents to such procedures and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature. The Employee consents and agrees that any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan, including any program adopted under the Plan.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the Grant Date.


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ACKNOWLEDGED AND AGREED TO                        CHICO'S FAS, INC.
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This _______ day of ________________, 20___.
                                                  By: _______________________________
                                                    Charles Kleman - Chief Financial Officer
_____________________________________________
Employee
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